Exhibit 10.1

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT

Dated as of June 30, 2006

among

MERITAGE HOMES CORPORATION,
as the Borrower,

GUARANTY BANK
as Administrative Agent and Swing Line Lender,

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,

WACHOVIA BANK, NATIONAL ASSOCIATION and BANK OF AMERICA, N.A.,
as Co-Documentation Agents,

U. S. BANK NATIONAL ASSOCIATION,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
CITICORP NORTH AMERICA, INC.,
DEUTSCHE BANK TRUST COMPANY AMERICAS,
UBS SECURITIES LLC, and PNB PARBIAS
as Managing Agents,

PNC BANK, NATIONAL ASSOCIATION and SUNTRUST BANK,
as Co-Agents,

and

The Other Lenders Party Hereto

GUARANTY BANK,
as Joint Lead Arranger and  Joint Book Manager

and

J. P. MORGAN SECURITIES, INC.,
as Joint Lead Arranger and Joint Book Manager

FIRST AMENDMENT AND COMMITMENT INCREASE AGREEMENT

This First Amendment and Commitment Increase Agreement (this “First Amendment”) dated as of June 30, 2006, is entered into among Meritage Homes Corporation, a Maryland corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), BNP Paribas, in its capacity as a Lender (the “New Lender”), and Guaranty Bank, in its capacity as Administrative Agent and Swing Line Lender (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).

BACKGROUND

A.            The Borrower, Lenders and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement dated as of May 16, 2006 (as amended, modified, supplemented or restated, the “Credit Agreement”).

B.            The Borrower has requested an amendment to Section 7.09 of the Credit Agreement.

C.            Pursuant to Section 2.15 of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitments from $800,000,000 to $850,000,000.  The New Lender has agreed to extend a Commitment in the amount of $50,000,000. Such increase in the Aggregate Commitments is to become effective on June 30, 2006 (the “Increase Closing Date”), subject to satisfaction of the conditions to effectiveness set forth in Section 7(a) of this First Amendment.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the New Lender, the Swing Line Lender and the Administrative Agent covenant and agree as follows:

1.             AMENDMENT. Section 7.09 of the Credit Agreement is hereby amended to read as follows:

7.09        Burdensome Agreements. Enter into any Contractual Obligation that (a) limits the ability (i) of any Restricted Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, (ii) of any Restricted Subsidiary to Guarantee the Indebtedness of the Borrower or (iii) of the Borrower or any Restricted Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person to secure its obligations under the Loan Documents to which it is a party; provided, however, that this clause (iii) shall not prohibit (1) any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.03(f) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness or (2) any negative pledge incurred or provided in favor of any holder of any Public Indebtedness permitted under Section 7.03(e); or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person, provided that this clause (b) shall not prohibit the requirement of granting a pari passu Lien in favor of any holder of any Public Indebtedness permitted under Section 7.03(e) if the Obligations hereunder are required to be secured; provided, further, however, the foregoing shall not apply to (w) restrictions imposed by Law, this Agreement or any other Loan Documents or the Senior Notes, (x) customary restrictions and conditions contained in agreements relating to a sale of a Subsidiary or all or substantially all of its assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is sold and such sale is permitted hereunder, (y) customary provisions in leases, partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements entered into in the ordinary course of business that restrict the transfer or encumbrance of leasehold interests or ownership interests in such partnership, limited liability company, joint venture or similar Person and (z) with respect to clause (iii) customary provisions in leases restricting the assignment thereof.

2.             WAIVER. Subject to the satisfaction of the conditions to effectiveness set forth in Section 7 hereof, the Lenders hereby waive any Events of Default that may have occurred prior to the effectiveness of this First Amendment with respect to any limitation set forth Section 7.09 of the Credit Agreement that restricts the transfer or encumbrance of leasehold interests or ownership interests in a partnership, limited liability company, joint venture or similar Person. The waiver herein is limited and does not affect any other covenant or provision of the Credit Agreement or any other Loan Document.

3.             AGGREGATE COMMITMENTS INCREASE. On the Increase Closing Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 7(a) of this First Amendment, the New Lender agrees to extend a Commitment in the amount of $50,000,000.

4.             SCHEDULE 2.01. As of the Increase Closing Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 7(a) of this First Amendment, Schedule 2.01 to the Credit Agreement shall be replaced by the form of Schedule 2.01 to this First Amendment.

5.             NEW LENDER.

(a)           The New Lender represents and warrants to the Administrative Agent as follows:

(i)            it has received a copy of the Credit Agreement and all amendments thereto, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto;

(ii)           it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to the Borrower and the other Loan Parties under the Credit Agreement;

(iii)          it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Loan Parties.

(b)           The New Lender acknowledges as follows:

(i)            no Agent-Related Person has made any representation or warranty to it, and no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;

(ii)           except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and

(iii)          on the Increase Closing Date and subject to the satisfaction of the conditions to effectiveness set forth in this Section 7(a) of this First Amendment, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if it were an original Lender signatory thereto.

(c)           On the Increase Closing Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 7(a) of this First Amendment, the New Lender agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article IX of the Credit Agreement).

6.             REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and after giving effect to the increase in the Aggregate Commitments provided for in this First Amendment and the waiver set forth in the foregoing Section 2:

(a)           the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representatio                ns contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnish pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)           no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)           (i) the Borrower has full power and authority to execute and deliver this First Amendment, and a Note payable to the order of the New Lender in the amount of such Lender’s Commitment as established pursuant to this First Amendment (the “New Note”), (ii) this First Amendment and the New Note have been duly executed and delivered by the Borrower and (iii) this First Amendment, the New Note, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)           neither the execution, delivery and performance of this First Amendment, the New Note, or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of it property is subject; and

(e)           no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower, of this First Amendment or the New Note or (ii) the acknowledgement by each Guarantor of this First Amendment.

7.             CONDITIONS TO EFFECTIVENESS.

(a)           All provisions of this First Amendment except Sections 1 and 2 shall be effective on the Increase Closing Date, subject to the satisfaction or completion of the following:

(i)            the Administrative Agent shall have received counterparts of this First Amendment executed by the New Lender;

(ii)           the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor;

(iii)          the Administrative Agent shall have received an opinion of the Borrower’s counsel, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 6(c), (d), and (e) of this First Amendment;

(iv)          the Administrative Agent shall have received from the Borrower a duly executed New Note for the New Lender;

(v)           the Administrative Agent shall have received the certificate of each Loan Party required by Section 2.15(b) of the Credit Agreement; and

(vi)          the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

(b)           Sections 1 and 2 of this First Amendment shall be effective as of June 30, 2006, subject to satisfaction of, or completion of, the following:

(i)            the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders; and

(ii)           the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor.

8.             PREPAYMENT. On the Increase Closing Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 7(a) of this First Amendment, each Lender shall, to the extent necessary as set forth in Section 2.15(b) of the Credit Agreement, make a payment to the Administrative Agent in an amount sufficient, upon the application of such payments by all Lenders to the reduction of outstanding Revolving Loans held by the Lenders to cause the principal amount of Revolving Loans made by each Lender to be in the amount of its Pro Rata Share (after giving effect to the increase in the Aggregate Commitments in accordance with this First Amendment) of all outstanding Revolving Loans. If, as a result of the repayment of Revolving Loans provided for in this Section 8, any payment of Eurodollar Rate Loans occurs on a day which is not the last day of the applicable Interest Period, the Borrower will pay to the Administrative Agent for the benefit of any Lender holding a Eurodollar Rate Loan any loss or cost incurred by such Lender resulting therefrom in accordance with Section 3.05 of the Credit Agreement. Upon the Increase Closing Date and the making of the payments described in this Section 8, the New Lender shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided participation in all outstanding Swing Line Loans and L/C Obligations in accordance with its Pro Rata Share (after giving effect to the increase in the Aggregate Commitments in accordance with this First Amendment).

9.             REFERENCE TO THE CREDIT AGREEMENT.

(a)           Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This First Amendment shall be a Loan Document.

(b)           The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.

10.           COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

11.           GUARANTORS ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein and (ii) cover the Aggregate Commitments as increased by this First Amendment, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

12.           EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

13.           GOVERNING LAW; BINDING EFFECT. This First Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. This First Amendment shall be binding upon the parties hereto and their respective successors and assigns.

14.           HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

15.           ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL  AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL  AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized officers as of the date first above written.

MERITAGE HOMES CORPORATION

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President and
Chief Financial Officer

GUARANTY BANK, as Administrative Agent

By:		/s/ Robert A. Miller, Jr.
	Name:	Robert A. Miller, Jr.
	Title:	Senior Vice President

GUARANTY BANK, as a Lender

By:		/s/ Robert A. Miller, Jr.
	Name:	Robert A. Miller, Jr.
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:		/s/ Kent A. Kaiser
	Name:	Kent A. Kaiser
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:		/s/ Mark W. Lariviere
	Name:	Mark W. Lariviere
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:		/s/ William Scargle
	Name:	William Scargle
	Title:	Vice President

U. S. BANK NATIONAL ASSOCIATION, as a Lender

By:		/s/ Adrian Montero
	Name:	Name: Adrian Montero
	Title:	Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:		/s/ Rick Williams
	Name:	Rick Williams
	Title:	Banker

CITICORP NORTH AMERICA, INC., as a Lender

By:		/s/ Malau Kakad
	Name:	Malau Kakad
	Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:		/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

By:		/s/ Diane F. Rolfe
	Name:	Diane F. Rolfe
	Title:	Director

UBS LOAN FINANCE LLC, as a Lender

By:		/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director Banking Products
Services, US

By:		/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products
Services, US

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:		/s/ Douglas G. Paul
	Name:	Douglas G. Paul
	Title:	Senior Vice President

SUNTRUST BANK, as a Lender

By:		/s/ W. John Wendler
	Name:	W. John Wendler
	Title:	Senior Vice President

COMERICA BANK, as a Lender

By:		/s/ Casey L. Ostrander
	Name:	Casey L. Ostrander
	Title:	Vice President

COMPASS BANK, as a Lender

By:		/s/ Steven J. Heslep
	Name:	Steven J. Heslep
	Title:	Senior Vice President

AMSOUTH BANK, as a Lender

By:		/s/ Ronny Hudspeth
	Name:	Ronny Hudspeth
	Title:	Senior Vice President

BANK OF OKLAHOMA, N.A., as a Lender

By:		/s/ Patricia A. Richards
	Name:	Patricia A. Richards
	Title:	Vice President

LASALLE BANK, N.A., as a Lender

By:		/s/ Nathaniel Dever
	Name:	Nathaniel Dever
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:		/s/ Daniel L. Silbert
	Name:	Daniel L. Silbert
	Title:	Vice President

NORTHERN TRUST COMPANY, as a Lender

By:		/s/ Morgan A. Lyons
	Name:	Morgan A. Lyons
	Title:	Vice President

CALIFORNIA BANK & TRUST COMPANY, as a Lender

By:		/s/ Stephanie Lantz
	Name:	Stephanie Lantz
	Title:	Vice President

BNP PARIBAS, as a Managing Agent and the New Lender

By:		/s/ Duane Helkowski
	Name:	Duane Helkowski
	Title:	Managing Director

By:		/s/ Angela B. Arnold
	Name:	Angela B. Arnold
	Title:	Director

ACKNOWLEDGED AND AGREED TO:

MERITAGE HOMES OF ARIZONA, INC.

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc., its Sole Member

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MERITAGE HOMES CONSTRUCTION, INC.

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc., its Sole Member

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MERITAGE HOMES OF TEXAS GP, INC.

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MERITAGE HOMES OF TEXAS LP HOLDING, INC.

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MERITAGE HOMES OF TEXAS, LP

By:	Meritage Homes of Texas GP, Inc., its General Partner

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MERITAGE HOLDINGS, L.L.C.

By:	Meritage Homes of Texas, L.P., its Sole Member

By:	Meritage Homes of Texas GP, Inc., its General Partner

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MERITAGE HOMES OPERATING COMPANY, L.P.

By:	Meritage Holdings, L.L.C., its General Partner

By:	Meritage Homes of Texas, L.P., its Sole Member

By:	Meritage Homes of Texas GP, Inc., its General Partner

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MERITAGE HOMES OF TEXAS JOINT VENTURE HOLDING COMPANY, LLC

By:	Meritage Homes of Texas, L.P., its Sole Member

By:	Meritage Homes of Texas GP, Inc., its General Partner

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MERITAGE HOMES OF CALIFORNIA, INC.

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MERITAGE HOMES OF NEVADA, INC.

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MTH-CAVALIER, LLC

By:	Meritage Homes Construction, Inc., its Sole Member

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MTH GOLF, LLC

By:	Meritage Homes Construction, Inc., its Sole Member

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MERITAGE HOMES OF COLORADO, INC.

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

MERITAGE HOMES OF FLORIDA, INC.

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

CALIFORNIA URBAN BUILDERS, INC.

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

CALIFORNIA URBAN HOMES, LLC

By:	Meritage Homes of California, Inc., its Sole Member and Manager

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

GREATER HOMES, INC.

By:		/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Executive Vice President -
Chief Financial Officer

SCHEDULE 2.01

COMMITMENTS
AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Guaranty Bank	$100,000,000	11.764710000%
JPMorgan Chase Bank, N.A., a national banking association	$80,000,000	9.411760000%
Wachovia Bank, National Association	$70,000,000	8.235290000%
Bank of America, N.A.	$60,000,000	7.058820000%
U. S. Bank National Association	$50,000,000	5.882350000%
Wells Fargo Bank, National Association	$50,000,000	5.882350000%
Citicorp North America, Inc.	$50,000,000	5.882350000%
Deutsche Bank Trust Company Americas	$50,000,000	5.882350000%
UBS Loan Finance, LLC	$50,000,000	5.882350000%
BNP Paribas	$50,000,000	5.882350000%
PNC Bank, National Association	$35,000,000	4.117650000%
SunTrust Bank	$35,000,000	4.117650000%
Comerica Bank	$25,000,000	2.941180000%
Compass Bank	$25,000,000	2.941180000%
AmSouth Bank	$25,000,000	2.941180000%
Bank of Oklahoma, N.A.	$25,000,000	2.941180000%
LaSalle Bank, N.A.	$25,000,000	2.941180000%
KeyBank, National Association	$20,000,000	2.352940000%
Northern Trust Company	$15,000,000	1.764710000%
California Bank & Trust Company	$10,000,000	1.176470000%
Total	$850,000,000.00	100.000000000%